SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



                          Date of Report: March 3, 1997



                           NATIONAL DATACOMPUTER, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-15885                     04-2942832
----------------------------         -------------               ---------------
(State or Other Jurisdiction          (Commission                 (IRS Employer
     of Incorporation)                File Number)                Identification
                                                                      Number)



         900 Middlesex Turnpike, Bldg. 5, Billerica, Massachusetts 01821
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (508) 663-7677
               ---------------------------------------------------
               (Registrant's Telephone Number Including Area Code)








                                TABLE OF CONTENTS

                                    FORM 8-K

                                  March 3, 1997



         Item                                             Page
         ----                                             ----
Item 5.  Other Events                                      1
         ------------
Item 7.  Exhibits                                          1
         --------
Signatures                                                 2







ITEM 5.  OTHER EVENTS

         On January 23, 1997, the Registrant raised $1,500,000 through a private equity placement (the "Placement") involving the issuance of nine hundred (900) shares of Series C Convertible Preferred Stock and a six percent (6%) Convertible Promissory Note in the principal amount of $600,000.

         On February 25, 1997, the Placement was amended to involve an issuance of nine hundred (900) shares of Series C Convertible Preferred, Stock, three hundred fifty (350) shares of Series D Convertible Preferred Stock, and a six percent (6%) Convertible Promissory Note in the principal amount of $250,000.

         Filed herewith as Exhibit 99c are certain unaudited financial statements of the Registrant as of December 29, 1996. Also filed herewith as
Exhibit 99d are certain unaudited financial statements of the Registrant as of January 26, 1997, which reflect the Placement, as amended.

ITEM 7.  EXHIBITS

         The following exhibits are filed herewith:

         Exhibit
           No.                             Title
         -------                           -----

         99a Statement of Designation of Series C Convertible Preferred Stock of the Registrant, as filed with the Secretary of the State of Delaware on March 3, 1997.

         99b Statement of Designation of Series D Convertible Preferred Stock of the Registrant, as filed with the Secretary of the State of Delaware on March 3, 1997.

         99c Unaudited Balance Sheet of the Registrant as of December 29, 1996, Unaudited Statement of Operations of the Registrant for the twelve months ended
                           December 29, 1996, Statement of Cash Flows of the Registrant for the twelve months ended December 29, 1996, and Statement of Stockholders' Equity as of December 29, 1996.

         99d Unaudited Balance Sheet of the Registrant as of January 26, 1997, Unaudited Statement of Operations of the Registrant for the one month ended January 26, 1997, Statement of Cash Flows of the Registrant for the one month ended January 26, 1997, and Statement of Stockholders' Equity as of January 26, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NATIONAL DATACOMPUTER, INC.



                                                     By: /s/ Malcolm M. Bibby
                                                        ------------------------
                                                        Malcolm M. Bibby, Ph.D.
                                                        President

Date:  March 3, 1997



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                                  EXHIBIT INDEX


Exhibit                                                                    Page
  No.                        Title                                          No.
-------                      -----                                         ----

 99a        Statement of  Designation  of Series C  Convertible  Preferred
            Stock of the Registrant, as filed with the Secretary of the State of Delaware on March 3, 1997.

 99b        Statement of  Designation  of Series D  Convertible  Preferred
            Stock of the Registrant, as filed with the Secretary of the State of Delaware on March 3, 1997.

 99c Unaudited Balance Sheet of the Registrant as of December 29, 1996, Unaudited Statement of Operations of the Registrant for the twelve months ended December 29, 1996, Statement of Cash Flows of the Registrant for the twelve months ended December 29, 1996, and Statement of Stockholders' Equity as of December 29, 1996.

 99d Unaudited Balance Sheet of the Registrant as of January 26, 1997, Unaudited Statement of Operations of the Registrant for the one month ended January 26, 1997, Statement of Cash Flows of the Registrant for the one month ended January 26, 1997, and Statement of Stockholders' Equity as of January 26, 1997.




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